                                                                    EXHIBIT 10.7
                                                                    ------------


                                 ENTRUST, INC.

                             Non-Employee Directors

                  Form of Nonstatutory Stock Option Agreement
        Granted Under the Amended and Restated 1996 Stock Incentive Plan
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1.  Grant of Option.
    ---------------

     This agreement evidences the grant by Entrust Technologies Inc., a Maryland corporation (the "Company"), on [____] (the "Grant Date") to [grantee], a director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated 1996 Stock Incentive Plan, as amended (the "Plan"), a total of [_____] shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $[____] per Share. Unless earlier terminated, this option shall expire on the tenth anniversary of the date of grant (the "Final Exercise Date"). It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, and any regulations promulgated there under (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this agreement, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.  Vesting Schedule.
    ----------------

     (a) Regular Vesting.  This option will become exercisable as to one-third
         ---------------
of the original number of Shares on the first anniversary of the Grant Date and as to an additional 1/24th of the remaining number of Shares on the day of the month of the Grant Date for each of the next 24 months thereafter. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

     (b) Exercise in part.  The right of exercise shall be cumulative so that if
         ----------------
the option is not exercised to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested which were not so purchased, at any time prior to the Final Exercise Date or the earlier termination of this option.

     (c) Accelerated vesting.  Upon the occurrence of an Acquisition Event (as
         -------------------
defined herein), then the vesting schedule of this option shall be accelerated so that all of the number of Shares which would otherwise have first become exercisable on any vesting date scheduled to occur on or after the date of such Acquisition Event shall become vested immediately prior to such Acquisition Event. An "Acquisition Event" shall mean: (I) any merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (II) any sale of all or substantially all of the assets of the Company; (III) the complete liquidation of the Company; or (IV) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of securities of the Company representing 60% or more of the combined voting power of the Company's then outstanding securities (other than through an acquisition of securities directly from the Company) by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

3.  Exercise of Option.
    ------------------

     (a) Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full as provided in Sections 5(f)(1), 5(f)(2) and 5(f)(3)(i) of the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in
Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Death, Disability, Retirement or Failure to be Re-elected.  Subject to
         ---------------------------------------------------------
paragraph (e) of this Section 3, in the event of the Participant's death or disability (within the meaning of Section 22(e)(3) of the Code), retirement from the Company's board of directors, or failure to be re-elected to such board (including as a result of failure to be nominated for re-election with his class), other than removal for cause by the stockholders in accordance with the Company's charter and bylaws (each, a "Legitimate Departure"), in each such case, prior to the Final Exercise Date while the Participant is an Eligible Participant, then (i) this option, to the extent not already vested, shall vest in full as of the date of the Participant's Legitimate Departure and (ii) the right to exercise this option shall terminate one year after such cessation (but in no event after the Final Exercise Date).

     (d) Discharge for Cause.  If, prior to the Final Exercise Date, the
         -------------------
Participant is removed from the Company's board of directors by the stockholders of the Company for cause, the right to exercise this option shall terminate immediately upon the effective date of such removal.

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     (e) Breach of Other Agreements.  Notwithstanding anything to the contrary
         --------------------------
contained in this agreement, if, prior to the Final Exercise Date, the Participant violates the non-competition or confidentiality provisions of any contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

4.  Withholding.
    -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.  Nontransferability of Option.
    ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.  Provisions of the Plan.
    ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                              ENTRUST TECHNOLOGIES INC.




                              By:  _________________________________
                                    F. William Conner
                                    President and Chief Executive Officer

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                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 1996 Stock Incentive Plan.

PARTICIPANT:


--------------------------------
Signature

--------------------------------

Print Name

Address:
        ------------------------

--------------------------------

This Form of Nonstatutory Stock Option Agreement Granted Under the Amended and Restated 1996 Stock Incentive Plan (or comparable form) was entered into by the non-employee directors of Entrust, Inc. listed below. The only material differences in the Nonstatutory Stock Option Agreements relate to the number of shares of Entrust common stock underlying the options granted to the non-employee directors, the exercise price for the options and the date of grant of the options, each of which is set forth after the names of the non-employee directors.


                                                                   Exercise
                                                                   Price of     Number of Shares
Name of Non-Employee Director            Date of Option Grant     Option ($)    Subject to Option
-------------------------------------   ----------------------   ------------  -------------------
Butler C. Derrick, Jr.                      April 27, 2001              $6.28                8,000
Jawaid Ekram                                April 27, 2001              $6.28                8,000
Terrell B. Jones                            April 27, 2001              $6.28                8,000
Michael P. Ressner                          April 27, 2001              $6.28                8,000
Douglas Schloss                             July 20, 2001               $4.60               24,000
Christopher M. Stone                        April 27, 2001              $6.28                8,000
Dr. James A. Thomson                        April 27, 2001              $6.28                8,000
                                            April 27, 2001              $6.28                5,000